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                                                                    EXHIBIT 99.1



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SLIDE 1 - COVER SLIDE

[PHOTO]

NS GROUP, INC.


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SLIDE 2 - TOM DEPENBROCK
--------------------------------------------------------------------------------
TOM DEPENBROCK
VICE PRESIDENT, TREASURER AND
CHIEF FINANCIAL OFFICER



                                                            [NS GROUP INC. LOGO]


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SLIDE 3 - DISCLAIMER
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This presentation contains forward-looking information with respect to the
Company's operations and beliefs. Actual results may differ from these forward-looking statements due to numerous factors, including those discussed in the introductory paragraphs of Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2000. NS Group does not undertake any obligations to update or revise its forward-looking statements.

                                                            [NS GROUP INC. LOGO]


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SLIDE 4 - OVERVIEW                                           COMPANY DESCRIPTION
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-      Leading domestic producer of seamless and welded tubular products
       - Oil country tubular goods (tubing & casing)
       - Line Pipe
       - Alloy and carbon

-  Industries served
       -  Exploration & production
       -  Pipelines

-  Customers
       -  Distributors
       -  Pipeline and utility companies

                                                            [NS GROUP INC. LOGO]

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SLIDE 5 - A BRIEF HISTORY                                    COMPANY DESCRIPTION
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- Company founded as Newport Steel
- Acquired Kentucky Electric Steel ($7.3 million)
- NS Group is formed - IPO - $45 million (AMEX: NSS)
- Listed on NYSE (NSS)
- Acquired Koppel ($97.7 million)
- Sold 92% of Kentucky Electric Steel ($50.4 million)
- Purchased Baytown finishing facility - Houston
- Issued $131 million in senior secured notes
- $259 million common stock offering
- Rene Robichaud joins firm as president
- Sold Imperial Adhesives ($26.7 million)
- Board/management changes
- Restructured operations


                                                            [NS GROUP INC. LOGO]
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SLIDE 6 - HIGHLIGHTS                                         COMPANY DESCRIPTION
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-  Substantial energy products capacity - 820,000 tpy

-  Significant end-user relationships

-  Recognized high quality OCTG - 0.3% claims

-  Only seamless & welded OCTG producer in the U.S.

-  Strategically located finishing facilities

      -  Houston
      -  Tulsa

-  Net debt free

-  Record earnings in Q2-01 (post restructuring)

-  Substantial operating leverage

      $10 per ton change = $0.25 - $0.30 per share

                                                            [NS GROUP INC. LOGO]


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SLIDE 7 - PRODUCT MIX                                        COMPANY DESCRIPTION
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[PIE CHART]

SBQ                        3%

Welded                     46%

Seamless                   51%


- 2001 SALES - $315 MILLION

                                                            [NS GROUP INC. LOGO]

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SLIDE 8 - SUBSTANTIAL CAPACITY                               COMPANY DESCRIPTION
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[PIE CHART]

Seamless - 250,000 TPY

Welded - 570,000 TPY

-   LEVERAGE TO THE OCTG AND LINE PIPE MARKETS

                                                            [NS GROUP INC. LOGO]


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SLIDE 9 - OCTG MARKET SHARE*                                 COMPANY DESCRIPTION
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[BAR CHART]

                           1997     1998    1999     2000     2001

Welded Casing               26%       2%     29%      23%      17%

Seamless Tubing             42%      43%     39%      33%      41%



*   Estimated OCTG market (in tons) for sizes produced by NS Group

-   Source:  Preston Pipe Report and Company estimates


                                                            [NS GROUP INC. LOGO]


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SLIDE 10 - SIGNIFICANT END USER RELATIONSHIPS                COMPANY DESCRIPTION
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-  Anadarko

-  Apache

-  BP

-  Burlington

-  Chevron

-  El Paso

-  EOG

-  Exxon Mobil

-  Phillips......


                                                            [NS GROUP INC. LOGO]

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SLIDE 11 - LOCATIONS                                         COMPANY DESCRIPTION
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                                  [Map of USA]


-   CORPORATE HEADQUARTERS (KY)

-   TUBE MAKING FACILITIES (KY, PA)

-   TUBE FINISHING FACILITIES (TX, OK, PA)


                                                            [NS GROUP INC. LOGO]


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SLIDE 12 - STRONG FINANCIAL POSITION                         COMPANY DESCRIPTION
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                                                           December 31,
 (In millions, except per share)                                   2001
                                                           --------------

-  Cash and investments                      $  91

-  13 1/2% senior secured notes              $  68

-  Shareholders' equity                      $ 144

-  Debt to total capitalization                32%

-  Book value per share                      $6.96

-  Shares outstanding                           21

                                                            [NS GROUP INC. LOGO]

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SLIDE 13 - SUCCESSFUL RESTRUCTURING                          COMPANY DESCRIPTION
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-  First Quarter 2001

    - Closed steel making for welded pipe mills
    - Exited SBQ business

-  $56 million charge ($43 million non cash)

-  Lower fixed costs

-  Asset sales

                                                            [NS GROUP INC. LOGO]

SLIDE 14 - RENE ROBICHAUD
--------------------------------------------------------------------------------

                                 RENE ROBICHAUD

                                 PRESIDENT AND

                            CHIEF EXECUTIVE OFFICER

                                                            [NS GROUP INC. LOGO]

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SLIDE 15 - THE PERFECT STORM                                INDUSTRY ENVIRONMENT
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                NATURAL GAS             OCTG                   STEEL
                -----------             ----                   -----

DEMAND       -  RECESSION         -   SHARP DECLINE       - STILL LOW, BUT
                                       DOMESTICALLY         INCREASING
             -  RECORD WARM
                  WINTER


SUPPLY       -  LARGE INVENTORY    -  LARGE INVENTORY     - LOW INVENTORIES
             -  DECLINING PROD'N
                 (RIG COUNT)       -  IMPORTS KEEP COMING - IMPORTS DOWN SHARPLY
                                        (NO S.201 RELIEF)      (S.201 RELIEF)
             -  DEPLETION
                                                          - MILL CLOSURES


PRICE        -  LOW SPOT PRICE     -  LOWER               - INCREASING SHARPLY




                                                            [NS GROUP INC. LOGO]


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SLIDE 16 - THE PERFECT STORM                                INDUSTRY ENVIRONMENT
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                                  NATURAL GAS
                                  -----------

Demand               -  Recession

                     -  Record warm winter


Supply               -  Large inventory

                     -  Declining production (rig count)

                     -  Depletion


Price                -  Low spot price





                                                            [NS GROUP INC. LOGO]


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SLIDE 17 - THE PERFECT STORM                                INDUSTRY ENVIRONMENT
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                                      OCTG
                                      ----

DEMAND               -          SHARP DECLINE DOMESTICALLY


SUPPLY               -          LARGE INVENTORY POSITION

                     -          IMPORTS KEEP COMING
                                (NO SECTION 201 RELIEF)


PRICE                -          LOWER




                                                            [NS GROUP INC. LOGO]


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SLIDE 18 - THE PERFECT STORM                                INDUSTRY ENVIRONMENT
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                                     STEEL
                                     -----

DEMAND               -          STILL LOW, BUT INCREASING



SUPPLY               -          LOW INVENTORIES

                     -          IMPORTS DOWN SHARPLY
                                     (SECTION 201 RELIEF)

                     -          MILL CLOSURES


PRICE                -          INCREASING SHARPLY





                                                            [NS GROUP INC. LOGO]

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SLIDE 19 - CLEARING SKIES (4-6 MONTHS)                      INDUSTRY ENVIRONMENT
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            NATURAL GAS            OCTG                    STEEL
            -----------            ----                    -----

DEMAND   -  Industrial           - Increasing rig        - Increasing now
            production growth      count in 2nd half
                                   (depletion offset     - Re-stock shelves
         -  Electricity            needed)
            generation growth
                                 - Re-stock shelves
         -  Return to normal
            weather


SUPPLY   -  Drilling down        - Imports will come     - Some domestic
            (647 rigs)             down (dumping           mills will re-start
                                   challenges....)
         -  Gas inventories                              - Higher utilization
            moderating           - Domestic mills will
                                   increase output       - "Tight" for awhile
         -  Depletion



PRICE    -  Estimated $3.00      - Announced             - Prices near $300
            to $3.50 by year-      increases of $20 &      by year-end
            end                    $40 on ERW




                                                            [NS GROUP INC. LOGO]

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SLIDE 20 - CLEARING SKIES (4-6 MONTHS)                      INDUSTRY ENVIRONMENT
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                                NATURAL GAS
                                -----------


DEMAND               -  INDUSTRIAL PRODUCTION GROWTH

                     -  ELECTRICITY GENERATION GROWTH

                     -  RETURN TO NORMAL WEATHER


SUPPLY               -  DRILLING DOWN (647 RIGS)

                     -  GAS INVENTORIES MODERATING

                     -  DEPLETION


PRICE                -  ESTIMATED $3.00 TO $3.50 BY YEAR-END




                                                            [NS GROUP INC. LOGO]



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SLIDE 21 - CLEARING SKIES  (4-6 MONTHS)                     INDUSTRY ENVIRONMENT
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                                        OCTG
                                        ----

DEMAND               -  INCREASING RIG COUNT IN 2ND HALF
                            (DEPLETION OFFSET NEEDED)

                     -  RE-STOCK SHELVES


SUPPLY               -  IMPORTS WILL COME DOWN (DUMPING CHALLENGES....)

                     -  DOMESTIC MILLS WILL INCREASE OUTPUT


PRICE                -  ANNOUNCED INCREASES OF $20 & $40 on ERW



                                                            [NS GROUP INC. LOGO]


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SLIDE 22 - CLEARING SKIES (4-6 MONTHS)                      INDUSTRY ENVIRONMENT
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                                STEEL
                                -----



DEMAND               -  INCREASING NOW

                     -  RE-STOCK SHELVES


SUPPLY               -  SOME DOMESTIC MILLS WILL RE-START

                     -  HIGHER UTILIZATION

                     -  "TIGHT" FOR AWHILE


PRICE                -  PRICES NEAR $300 BY YEAR-END





                                                            [NS GROUP INC. LOGO]


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SLIDE 23 - U.S. ROTARY RIG COUNT                   INDUSTRY ENVIRONMENT (DEMAND)
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[BAR CHART]

         1997     1998     1999     2000    2001     2002E             Now



Oil      376      267      128      198     217      246               144

Gas      564      562      493      718     939      634               647

Total    943      826      625      918     1156     880               792


Source:  Baker Hughes and Company estimates




                                                            [NS GROUP INC. LOGO]

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SLIDE 24 - WORKOVER RIG COUNT                      INDUSTRY ENVIRONMENT (DEMAND)
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[BAR CHART]

         1997     1998     1999     2000    2001     2002E             Now

U.S.     1422     1088     835      1056    1211     1128              1027

Canada   358      251      253      342     342      320               351


Source:  Baker Hughes and Company estimates




                                                            [NS GROUP INC. LOGO]



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SLIDE 25 - INTERNATIONAL RIG COUNT                 INDUSTRY ENVIRONMENT (DEMAND)
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[BAR CHART]

         1997     1998     1999     2000    2001     2002E             Now

East     809      754      588      650     745      740               744



Source:  Baker Hughes and Company estimates



                                                            [NS GROUP INC. LOGO]

SLIDE 26 - CONSUMPTION/AVERAGE RIG                 INDUSTRY ENVIRONMENT (DEMAND)
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Consumption per rig has
    increased by over 3%
    since 1995

  New level of efficiency
      - 1000 rigs today equals
        1500 rigs 15 years ago

  Average well depth has
      increased by 3%

 Completion rate has
      increased

[BAR LINE CHART]

                   1995     2000     2001E

Consumption       1500000  2100000  2,585,000

Average Rigs      723      918      1,156

Tons per rig      2,213    2,288    2,253

Source:  Preston Pipe Report and API





                                                            [NS GROUP INC. LOGO]

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SLIDE 27 - OCTG INVENTORY                          INDUSTRY ENVIRONMENT (SUPPLY)
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INVENTORY                                                       TONS/ACTIVE RIG
---------                                                       ---------------
(TONS)


[BAR/LINE CHART]

                               1997                                1998                              1999
                  --------------------------------   ---------------------------------  ---------------------------------
                    Q1       Q2       Q3       Q4      Q1       Q2       Q3       Q4       Q1      Q2       Q3       Q4

Inventory         1505000  1674000  1772000 1711000  1670000  1556000  1403000  1201000 1083000  996000   941000   969000

Inventory/Rig     1645     1733     1776    1699     1876     1891     1822     1894    2153     1717     1289     1257


                                 2000                               2001
                  -----------------------------------  ---------------------------------
                      Q1      Q2       Q3       Q4       Q1       Q2      Q3       Q4E

Inventory          1127000  1320000  1453000  1505780  1617094 1817642  1827338  1680000

Inventory/Rig      1454     1430     1432     1352     1420    1425     1565     1894



Source:  Preston Pipe Report, Baker Hughes and Company estimates



                                                            [NS GROUP INC. LOGO]


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SLIDE 28 - OCTG IMPORTS                            INDUSTRY ENVIRONMENT (SUPPLY)
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[BAR CHART]


         1999     2000     2001E

Imports  15%      30%       37%

Source:  CPTI and AISI




                                                            [NS GROUP INC. LOGO]


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SLIDE 29 - NS GROUP REVENUE PER TON                                      PRICING
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[LINE CHART]

         1997     1998     1999     2000    2001

Welded   519      466      370      473     490

Seamless 908      888      737      826     872



                                                            [NS GROUP INC. LOGO]


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SLIDE 30 - TRADE LAWS                              INDUSTRY ENVIRONMENT (SUPPLY)
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-  OCTG SUNSET REVIEW IN 2001
   - 5 YEARS ON JAPAN, KOREA, ITALY, ARGENTINA &
     MEXICO


-  SECTION 201
   - NO RELIEF FOR OCTG


-  UNFAIR TRADE/DUMPING RELIEF TO BE SOUGHT



                                                            [NS GROUP INC. LOGO]


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SLIDE 31 - STRATEGIC RESPONSES
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-   LOWERING COSTS

-   BROADENING PRODUCT LINE

         - Seamless casing
         - Welded alloy
         - Line pipe

-   ENHANCING PRODUCT MIX - HIGHER VALUE ADDED

-   PROGRAM BUSINESS (LESS VOLATILITY)


-   REINFORCING CUSTOMER SERVICE & QUALITY

         - Shipped on time
         - Claims rate
         - Online service tools



                                                            [NS GROUP INC. LOGO]

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SLIDE 32 - SUMMARY
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-   SIGNIFICANT MARKET SHARE

-   STRONG OPERATING LEVERAGE

-   SOLID BALANCE SHEET

-   RESTRUCTURED BOARD AND MANAGEMENT

-   SUCCESSFULLY IMPLEMENTED STRATEGIC INITIATIVES

-   SUBSTANTIAL UPSIDE POTENTIAL



                                                            [NS GROUP INC. LOGO]


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SLIDE 33 - THANK YOU
                              [NS GROUP INC. LOGO]
                                            www.nsgrouponline.com
--------------------------------------------------------------------------------



                                   THANK YOU